UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2022
Date of Report (date of earliest event reported)

Franchise Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Innovation Court, Suite J
Delaware, Ohio 43015
(Address of Principal Executive Offices) (ZIP Code)

(740) 363-2222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase and Sale Agreement for Badcock Properties
On April 26, 2022, W.S. Badcock Corporation, a Florida corporation (“Badcock”) and an indirect wholly-owned subsidiary of Franchise Group, Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with CAI Investments Sub Series 100, LLC, a Nevada limited liability company (the “Purchaser”) for the sale of certain parcels of land of which Badcock operates its corporate headquarters (each, a “Property” and collectively, the “Properties”), subject to the terms and conditions contained in the Purchase Agreement (the “Sale Transaction”). In consideration for the sale of the Properties, Badcock will be entitled to receive $18,500,000 in cash at closing, subject to certain adjustments (the “Sale Transaction Proceeds”). The Purchaser has 30 days following the execution of the Purchase Agreement to conduct its due diligence and an additional 30 days to close. Upon the closing of the Sale Transaction, the Company anticipates using all or a portion of the Sale Transaction Proceeds to repay a portion of its existing indebtedness.

Upon the closing of the Sale Transaction, Badcock will enter into lease agreements (each, a “Lease” and collectively, the “Leases”) in respect of each Property to lease back each Property from the Purchaser or an affiliate thereof (collectively, the “Lease Transaction” and together with the Sale Transaction, the “Transactions”). Each Lease provides that Badcock will lease the applicable Property for 15 years, with three five-year renewal options. Annual rents under the Leases are generally consistent with market rates for the geographic area. In addition, Badcock has rights of first refusal with respect to the Properties. Upon the closing of the Transactions, the Company will enter into guaranties of each Lease with the Purchaser, pursuant to which the Company will guarantee the full payment by Badcock of all rent and other amounts required to be paid by, and the full performance of all other obligations of Badcock under the applicable Lease.

The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type, including without limitation, representations and warranties by (a) Badcock regarding, among other things, (i) Badcock’s corporate organization and capitalization, (ii) the accuracy of Badcock’s financial statements provided to the Purchaser and (iii) compliance with law and (b) the Purchaser regarding, among other things, its corporate organization. Subject to the provisions of the Purchase Agreement, Badcock has agreed to indemnify the Purchaser and its affiliates for losses resulting from breaches of representations, warranties and covenants of Badcock in the Purchase Agreement. Badcock’s indemnification obligations are subject to various limitations, including, among other things, caps and time limitations.

The description of the Purchase Agreement is qualified in its entirety by reference to the text of the document that will be filed with the quarterly report on Form 10-Q of the Company for the quarter ended March 26, 2022.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, including closing conditions to the Transactions not being achieved, the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement, the effect of the announcement or pendency of the Transactions on business relationships, the sale or the value received of additional Badcock real estate, ongoing landlord-tenant relationships or disputes, the amount of debt the Company may repay, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Please refer to the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the period ended December 25, 2021, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: April 27, 2022	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer